UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2022

ADVANCED DRAINAGE SYSTEMS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-36557	51-0105665
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard,			43026
Hilliard,	Ohio
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (614) 658-0050
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On May 19, 2022, Advanced Drainage Systems, Inc. (the "Company") issued a press release setting forth the Company’s unaudited results for the fourth quarter and fiscal year ended March 31, 2022. A copy of the Company’s press release with the results is being furnished as Exhibit 99.1 and hereby incorporated by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers

On May 18, 2022, C. Robert Kidder notified the Company’s Board of Directors (the “Board”) his decision not to stand for re-election as a director at the Company’s 2022 annual meeting of stockholders. The decision of Mr. Kidder not to stand for re-election was not a result of any disagreement with the Company or the Board.

Item 7.01    Regulation FD Disclosure
As previously announced, at 10:00 a.m. (Eastern time) on May 19, 2022, the Company’s President and Chief Executive Officer, Scott Barbour, and Chief Financial Officer, Scott Cottrill, will host a conference call and webcast to discuss the Company’s unaudited results for the fourth quarter and fiscal year ended March 31, 2022. A copy of the Company’s slides forming the basis of the presentation is being furnished as Exhibit 99.2 and hereby incorporated by reference.
The live webcast will also be accessible via the "Events Calendar" section of the Company’s Investor Relations website, www.investors.ads-pipe.com. An archived version of the webcast will be available for 90 days following the call.

On May 19, 2022, the Company issued a press release announcing Mr. Kidder’s decision mentioned in Item 5.02, the Board’s decision to elect current director, Robert M. Eversole, to succeed Mr. Kidder as Board Chair, and the formation of a formal Sustainability Committee. A copy of the Company’s press release is being furnished as Exhibit 99.4 and hereby incorporated by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.4, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
Item 8.01    Other Events
On March 19, 2022, the Company issued a press release announcing the approval by the Board of Directors (the "Board") of the Company of the declaration of a cash dividend of $0.12 per share, payable on June 15, 2022, to stockholders of record at the close of business on June 1, 2022. A copy of the Company’s press release is attached hereto as Exhibit 99.3 and hereby incorporated by reference.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are being furnished as part of this report:
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99.1	Press Release of Advanced Drainage Systems, Inc., dated May 19, 2022, regarding earnings

99.2	Presentation slides, dated May 19, 2022, regarding earnings

99.3	Press Release of Advanced Drainage Systems, Inc., dated May 19, 2022, regarding dividend

99.4	Press Release of Advanced Drainage Systems, Inc., dated May 19. 2022, regarding Board transition

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: May 19, 2022	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO & Secretary
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